                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      29
                DIVIDEND REINVESTMENT PLAN      30
    TRUST OFFICERS AND IMPORTANT ADDRESSES      32
              RESULTS OF SHAREHOLDER VOTES      33

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VQC
-----------------------------------------------------------------------
One-year total return based on market price(1)                4.70%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                        11.44%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)     5.88%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.14%
-----------------------------------------------------------------------
Net asset value                                              $16.58
-----------------------------------------------------------------------
Closing common stock price                                  $15.000
-----------------------------------------------------------------------
One-year high common stock price (08/11/00)                 $16.375
-----------------------------------------------------------------------
One-year low common stock price (12/22/99)                  $13.250
-----------------------------------------------------------------------
Preferred share rate(5)                                       3.50%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  49.6%
- AA/Aa..............  13.2%
- A/A................   8.1%
- BBB/Baa............  12.4%
- Non-Rated..........  16.7%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  50.7%
- AA/Aa..............  14.0%
- A/A................   7.9%
- BBB/Baa............  13.7%
- Non-Rated..........  13.7%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0825
12/99                                                                           0.0825
1/00                                                                            0.0825
2/00                                                                            0.0825
3/00                                                                            0.0775
4/00                                                                            0.0775
5/00                                                                            0.0775
6/00                                                                            0.0775
7/00                                                                            0.0775
8/00                                                                            0.0775
9/00                                                                            0.0735
10/00                                                                           0.0735

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
General Purpose                                                             19.2                                 17
Tax District                                                                12.9                               12.4
Retail Electric/Gas/Telephone                                               10.9                               10.6
Public Building                                                              9.2                                8.7
Multi-Family Housing                                                         8.4                               10.1

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                       14.81                                  15
                                                                           15.07                              14.375
                                                                            14.9                              15.625
                                                                           15.45                               14.75
9/92                                                                       15.72                                  15
                                                                           15.64                               14.75
                                                                           16.78                               16.25
                                                                           17.07                              16.375
9/93                                                                        17.7                              17.375
                                                                           17.42                               16.75
                                                                           15.67                              15.125
                                                                           15.43                               15.25
9/94                                                                       15.21                              14.875
                                                                           14.35                               12.75
                                                                           15.69                               14.75
                                                                           15.94                                  15
9/95                                                                       16.17                               15.25
                                                                           16.87                              15.375
                                                                           16.16                              15.875
                                                                            16.1                               15.25
9/96                                                                       16.51                              15.875
                                                                           16.67                              16.625
                                                                           16.42                              15.125
                                                                           16.86                               16.75
9/97                                                                       17.26                             16.8125
                                                                            17.6                             17.0625
                                                                           17.56                                17.5
                                                                            17.6                             17.3125
9/98                                                                       16.07                             18.1875
                                                                           17.62                             18.4375
                                                                            17.5                             17.6875
                                                                           16.73                              16.625
9/99                                                                       16.25                             16.5625
                                                                           15.58                             13.4375
                                                                           15.99                                  15
                                                                           16.05                               15.25
9/00                                                                       16.49                             15.5625
10/00                                                                      16.58                                  15

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE MAY 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    At the state level, California's economic growth continues to outpace that of the nation in terms of employment and income growth. Personal income growth was a strong 7.4 percent in 1999 and is expected to grow 6.7 percent in 2000. Non-farm employment grew 3.2 percent in the first half of the year, driven by solid increases in the business service and construction sectors.

    Supply in the California municipal market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing. In the state budget, for example, revenues were running nearly $900 million over projections. Still, California remained the leading issuer of municipal debt through September 2000, even though issuance was down 18.5 percent from last year, to $17.6 billion.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive level of income. Its monthly dividend of $0.0735 per share translates to a distribution rate of 5.88 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 10.14 percent for an investor in the 42 percent combined federal and state income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 4.70 percent based on market price. At the same time, the trust's market price decreased from $15.2500 per share on October 31, 1999, to $15.0000 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 9.20 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of California municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted early in 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. Typically, the rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or declined. On the whole, however, the nonrated and lower-rated securities of California issuers tended to trade stronger than the nonrated and lower-rated securities of other state issuers.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's allocation to securities rated AAA or AA decreased to 62.8 percent of long-term investments (down from 64.7 percent at the start of the period). In general, our bias toward high-quality securities was a boost to portfolio performance, but we have enough confidence in our research capabilities to carry a significant amount of assets in the nonrated and lower-rated sectors. The trust's allocation to these rating categories combined was approximately 20 percent of long-term investments.

    The trust remained well diversified by industry sector and issuer, with the portfolio retaining a similar overall composition throughout the reporting period. We did initiate a few transactions for tax purposes, seeking to offset taxable gains for shareholders, though we anticipate that later this year the trust may pay out some of the capital gains it realized by selling prerefunded securities earlier in 2000.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility.

    Bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance. In September, the state's general obligation ratings were upgraded to Aa2 by Moody's Investors Service and to AA by Standard & Poor's Ratings Group. The credit outlook for state and local government bonds remains positive due to improved fiscal positions, increases in reserves, and a broad-based expansion in a state economy that is well diversified, both by region and by sector.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  96.0%
          CALIFORNIA  93.1%
$1,390    Abag Fin Auth For Nonprofit Corp CA
          Childrens Hosp Med Cent....................  5.875%   12/01/19   $  1,464,337
   500    Abag Fin Auth For Nonprofit Corp CA
          Childrens Hosp Med Cent....................  6.000    12/01/29        527,870
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg.....  6.400    08/15/30      1,029,310
 1,000    Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).................  5.875    04/01/22      1,037,630
 3,600    Benicia, CA Uni Sch Dis Cap Apprec Ser B
          (MBIA Insd)................................   *       08/01/25        894,672
 1,000    Benicia, CA Uni Sch Dist Ser B (MBIA
          Insd)......................................   *       08/01/18        378,760
 1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax
          Alloc Ser A Rfdg...........................  7.500    05/01/23      1,759,022
 1,055    Borrego, CA Wtr Dist Ctfs Partn Wtr Sys
          Acquisition................................  7.000    04/01/27      1,107,866
 2,435    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd)..........   *       10/01/29        406,596
 1,000    California Edl Facs Auth Rev Pooled College
          & Univ Proj Ser B..........................  6.125    04/01/13      1,059,910
 1,000    California Edl Facs Auth Rev Pooled College
          & Univ Ser B...............................  6.625    06/01/20      1,055,600
 2,000    California Edl Fac Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd)...................  6.000    03/01/16      2,109,000
 2,500    California Hlth Fac Fin Cedars Sinai Med
          Cent Ser A.................................  6.125    12/01/19      2,566,025
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd)......................   *       08/01/24        235,620
 1,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)................................  6.100    02/01/28      1,027,920

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$  990    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)...............................  6.100%   08/01/29   $  1,021,700
 1,090    California Hsg Fin Agy Rev Home Mtg Ser F
          (FHA Gtd)..................................  6.750    08/01/11      1,119,463
 2,120    California Hsg Fin Agy Rev Insd Hsg Ser E
          (MBIA Insd)................................  7.000    08/01/26      2,188,158
 3,000    California Hsg Fin Agy Rev Multi-Unit
          Rental Hsg Ser C II........................  6.850    08/01/15      3,110,220
 8,190    California Hsg Fin Agy Rev Multi-Unit
          Rental Hsg Ser C II........................  6.875    08/01/24      8,454,128
10,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd).......  6.000    07/01/27     10,189,700
 4,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co Ser B (AMBAC
          Insd)......................................  6.400    12/01/24      4,161,480
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co Ser B (MBIA
          Insd)......................................  5.450    09/01/29      1,001,140
 3,000    California Pollutn Ctl Fin Auth Solid Waste
          Disp Rev North Cnty Recycling Ser A
          (Prerefunded @ 07/01/04)...................  6.750    07/01/17      3,166,200
 1,500    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Pgm Ser B (GNMA
          Collateralized)............................  6.250    12/01/31      1,578,915
   620    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized)............................  7.800    02/01/28        691,499
 1,060    California Spl Dists Assn Fin Corp Ctfs
          Partn Spl Dists Fin Pgm Ser KK (FSA
          Insd)......................................  5.800    11/01/29      1,095,266
 1,275    California St (FGIC Insd)..................  4.750    04/01/20      1,165,261
 1,000    California St..............................  4.750    12/01/28        883,560
 3,655    California St Cpn Muni Rcpts...............   *       03/01/08      2,608,135
13,255    California St Cpn Muni Rcpts...............   *       09/01/09      8,782,100
 1,000    California St Pub Wks Brd Lease Rev Dept
          Hlth Svcs Ser A (MBIA Insd)................  5.750    11/01/24      1,034,200
 2,340    California St Rfdg (FGIC Insd).............  5.000    02/01/23      2,226,697
 1,000    California St Veterans (AMBAC Insd)........  6.200    02/01/16      1,000,770
 1,000    California St Veterans Ser BH (FSA Insd)...  5.400    12/01/15      1,012,480

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    California St Veterans Ser BH (FSA Insd)...  5.400%   12/01/16   $  2,013,460
 2,000    California Statewide Cmntys Dev Auth Ctfs
          Partn......................................  7.250    11/01/29      2,052,580
 2,000    Campbell, CA Redev Agy Tax Alloc Central
          Campbell Redev Proj Ser A..................  6.550    10/01/32      2,085,100
 1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC
          Insd)......................................   *       08/01/24        420,299
 1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC
          Insd)......................................   *       08/01/25        416,271
 1,500    Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1.......................................  7.375    09/02/22      1,586,535
 1,085    Cathedral City, CA Pub Fing Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/27        239,329
 1,085    Cathedral City, CA Pub Fing Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/28        225,940
 2,545    Chula Vista, CA Redev Agy Tax Alloc Sr
          Bayfront Ser D Rfdg........................  8.625    09/01/24      2,994,345
 1,000    Coachella, CA Redev Agy Tax Alloc Proj Area
          No 3 Rfdg..................................  5.875    12/01/28        967,920
 1,000    Colton, CA Redev Agy Tax Alloc Mount Vernon
          Corridor Redev.............................  6.300    09/01/36      1,021,630
   370    Contra Costa Cnty, CA Pub Fing Auth Tax
          Alloc Rev Ser A............................  7.100    08/01/22        383,997
   630    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A...........................  6.500    09/01/15        660,750
 1,000    Delano, CA Ctfs Partn Delano Regl Med
          Cent.......................................  5.250    01/01/18        893,600
 1,885    Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03)..................................  9.250    01/01/22      2,107,298
 1,000    Duarte, CA Redev Agy Tax Alloc Davis
          Addition Proj Area Rfdg....................  6.700    09/01/14      1,059,790
 1,220    Emeryville, CA Pub Fing Auth Rev Assmt Dist
          Refing.....................................  5.900    09/02/21      1,199,077
   850    Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg (Prerefunded @
          08/01/02)..................................  7.875    02/01/15        919,785
 1,000    Fairfield-Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Fac Dist No 5 New Sch (FSA Insd).....  5.375    08/15/29        992,670
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)..........................  5.250    12/01/19        996,970

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$15,000   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................     *       01/15/26   $  3,061,650
  6,000   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A...............     *       01/01/27      1,380,420
  2,500   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (a)...............  0/5.875%   01/15/27      1,399,550
  2,000   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Sr Lien Ser A (a)......  0/7.050    01/01/10      1,793,080
  1,000   Glendale, CA Uni Sch Dist Ser C (FSA
          Insd)......................................    5.500    09/01/19      1,021,630
  2,000   Hawaii Desert, CA Mem Hlthcare Dist Rev
          Rfdg.......................................    5.500    10/01/19      1,738,280
  1,500   Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj................    7.000    08/01/24      1,548,750
  1,000   Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A....................    6.200    10/01/25      1,014,630
    425   Inglewood, CA Redev Agy Tax Alloc Centy
          Redev Ser B................................    6.125    07/01/23        429,067
  2,000   Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev (AMBAC Insd).......................    5.000    07/01/23      1,902,260
  1,000   Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev Prop A First Tier Sr Ser B (FSA
          Insd)......................................    4.750    07/01/24        897,060
 12,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd
          Muni Oblig Ser A (MBIA Insd)...............    6.900    06/30/08     13,949,520
  1,200   Los Angeles Cnty, CA Sch Regionalized
          Business Serv Ctfs Part Cap Apprec Pooled
          Fin Ser A (AMBAC Insd).....................     *       08/01/26        280,500
  1,000   Los Angeles, CA Ctfs Partn Sr Sonnenblick
          Del Rio West L.A. (AMBAC Insd).............    6.000    11/01/19      1,074,620
  1,900   Los Angeles, CA Ctfs Partn.................    5.700    02/01/18      1,877,428
  1,493   Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized)............................    5.700    12/01/27      1,528,917
  1,635   Los Angeles, CA Single Family Home Mtg Rev
          Pgm Ser A (GNMA Collateralized)............    6.875    06/01/25      1,666,343
  1,000   Mendocino Cnty, CA Ctfs Partn Cnty Pub Facs
          Corp (MBIA Insd)...........................    5.250    06/01/30        972,880

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    Metropolitan Wtr Dist Southn CA Ser A
          Rfdg.......................................  4.750%   07/01/22   $  1,798,440
 3,720    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd)......................   *       08/01/27        722,647
 1,110    Mountain View Los Altos, CA Uni High Sch
          Dist Cap Apprec Ser D......................   *       08/01/24        292,496
 1,000    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................   *       09/01/17        402,170
 2,000    Needles, CA Pub Util Auth Util Sys
          Acquisition................................  6.500    02/01/22      1,999,740
 1,500    Newport Beach, CA Spl Tax Spl Impt Dist No
          95-1 Ser A.................................  6.750    09/01/20      1,576,275
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctfs
          Partn, 144-A Private Placement (c).........  7.000    11/15/11      1,138,980
 2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctfs
          Partn Energy Retrofit Proj, 144-A Private
          Placement (c)..............................  6.750    11/15/14      2,286,200
   975    Oceanside, CA Mobile Home Pk Fin Auth
          Rev........................................  5.800    03/01/28        912,922
 2,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)......................................  5.750    06/01/15      2,089,440
 1,500    Pasadena, CA Spl Tax Cmnty Fac Dist No 1
          Civic Cent West............................   *       12/01/07      1,089,525
 2,000    Pittsburg, CA Redev Agy Tax Alloc Los
          Medanos Cmnty Dev Proj (AMBAC Insd)........   *       08/01/25        493,460
 1,375    Pittsburg, CA Redev Agy Tax Alloc Los
          Medanos Cmnty Dev Proj (AMBAC Insd)........   *       08/01/26        319,811
 1,100    Pomona, CA Redev Agy Tax Alloc Downtown No
          2 Redev Proj Ser U Rfdg....................  5.750    04/01/19      1,067,748
 1,000    Port of Oakland, CA Spl Fac Rev Mitsui
          O.S.K. Line Ltd Ser A (LOC: Industrial Bank
          of Japan)..................................  6.800    01/01/19      1,008,880
 1,165    Redding, CA Redev Agy Tax Alloc Market
          Street Redev Proj Ser A....................  6.700    09/01/23      1,211,297
 2,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd).....................  4.750    08/01/21      1,814,420
 1,000    Redondo Beach, CA Pub Fin Auth Rev South
          Bay Cent Redev Proj........................  7.000    07/01/16      1,076,890
 2,000    Richmond, CA Rev YMCA East Bay Proj Rfdg...  7.250    06/01/17      2,060,460

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    Sacramento Cnty, CA Ctfs Partn Pub Fac Proj
          Rfdg (AMBAC Insd)..........................  4.750%   10/01/27   $  1,777,160
 1,900    Sacramento Cnty, CA Santn Dist Fing Auth
          Rev Ser A..................................  5.875    12/01/27      1,957,665
 1,500    Sacramento, CA City Fing Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd)................  4.750    05/01/23      1,349,535
   500    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd).......................  5.000    08/01/28        465,595
 2,500    San Bernardino, CA Redev Agy Tax Alloc San
          Sevaine Redev Proj Ser A...................  7.000    09/01/24      2,628,725
 2,575    San Bruno Pk, CA Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................   *       08/01/24        678,538
 2,660    San Bruno Pk, CA Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................   *       08/01/25        661,063
 6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs
          Partn Ser 91 B (Inverse Fltg) (Prerefunded
          @ 04/27/06) (MBIA Insd) (b)................  8.120    04/08/21      7,342,500
 2,000    San Diego, CA Convention Cent Expansion
          Fing Auth Lease Rev Ser A..................  4.750    04/01/28      1,777,180
 2,650    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (MBIA Insd).....................  6.400    09/01/18      2,793,763
 5,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (AMBAC Insd)....................  6.100    09/01/19      5,218,900
 1,000    San Diego, CA Redev Agy Centre City Redev
          Proj Ser A.................................  6.400    09/01/25      1,039,590
 2,000    San Francisco, CA City & Cnty Arpt Comm
          Intl Arpt Rev Second Ser Issue 23-B (FGIC
          Insd)......................................  5.000    05/01/24      1,895,480
 1,000    San Francisco, CA City & Cnty Arpt Comm
          Intl Arpt Rev Second Ser Issue 12-A (FGIC
          Insd)......................................  5.800    05/01/21      1,020,310
 3,000    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/08      2,087,730
 3,520    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/09      2,324,643
 4,250    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/12      2,341,623

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,130    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/14   $  1,030,366
   800    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone (FSA Insd)........  6.750%   07/01/15        876,456
 1,200    San Jose Evergreen, CA Cmnty Coll Dist Cap
          Apprec Ser C (AMBAC Insd)..................   *       09/01/10        748,728
 1,000    San Jose, CA Single Family Mtg Rev Cap
          Apprec Ser A...............................   *       04/01/16        436,170
 2,000    San Leandro, CA Ctfs Part Library & Fire
          Stations Fing (AMBAC Insd).................  5.750    11/01/29      2,061,680
 1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt
          Proj Area 3 Ser A..........................  6.750    10/01/30      1,033,860
 1,575    San Marcos, CA Redev Agy Tax Alloc.........  6.000    08/01/29      1,548,351
 1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd).............  4.750    07/15/23        899,150
 1,000    Santa Ana, CA Multi-Family Hsg Rev Villa
          Del Sol Apts Ser B (FNMA Collateralized)...  5.650    11/01/21      1,020,330
 2,000    Santa Clarita, CA Cmnty Fac Dist Spl Tax No
          92-1 Ser A.................................  7.450    11/15/10      2,110,680
 1,000    Santa Monica-Malibu, CA Uni Sch Dist Cap
          Apprec (FGIC Insd).........................   *       08/01/23        279,350
 1,325    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg..............................  6.000    09/01/12      1,389,342
 1,160    Southern CA Home Fin Auth Single Family Mtg
          Rev Pgm B (GNMA Collateralized)............  6.900    10/01/24      1,193,536
 5,000    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs................................  6.750    07/01/12      5,880,000
 1,000    Stockton, CA Cmnty Fac Dist Spl Tax........  5.800    09/01/14      1,010,880
 1,000    Stockton, CA South Stockton Cmnty Facs Dist
          Spl Tax No 90-1 Rfdg.......................  6.400    09/01/15      1,028,310
 2,795    Ukiah, Ca Uni Sch Dist (FGIC Insd).........   *       08/01/17      1,129,152
 1,000    Vista, CA Mobile Home Pk Rev Estrella De
          Oro Mobile Home Ser A......................  5.875    02/01/28        902,940
                                                                           ------------
                                                                            219,226,223
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          GUAM  0.9%
$2,000    Guam Arpt Auth Rev Ser B...................  6.700%   10/01/23   $  2,073,940
                                                                           ------------

          PUERTO RICO  0.7%
   487    Centro de Recaudaciones de Ingresos Muni
          Ctfs Partn PR..............................  6.850    10/17/03        497,276
 1,215    Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized)........  6.850    10/15/23      1,255,727
                                                                           ------------
                                                                              1,753,003
                                                                           ------------
          U. S. VIRGIN ISLANDS  1.3%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A..........................  6.375    10/01/19      1,028,040
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A..........................  6.500    10/01/24      1,034,300
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Ser A (ACA Insd)..................  6.125    10/01/29      1,026,360
                                                                           ------------
                                                                              3,088,700
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  96.0%
  (Cost $210,918,378)...................................................    226,141,866

SHORT-TERM INVESTMENTS  2.6%
  (Cost $6,200,000).....................................................      6,200,000
                                                                           ------------

TOTAL INVESTMENTS  98.6%
  (Cost $217,118,378)...................................................    232,341,866

OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.............................      3,187,390
                                                                           ------------

NET ASSETS  100.0%......................................................   $235,529,256
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

 * Zero coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(b) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. The price of this security may be more volatile than the price of a comparable fixed rate security. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Federal Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statements of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $217,118,378).......................  $232,341,866
Cash........................................................        69,699
Receivables:
  Interest..................................................     3,189,957
  Investments Sold..........................................       525,180
Other.......................................................         6,208
                                                              ------------
    Total Assets............................................   236,132,910
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions--Preferred Shares....................       201,357
  Investment Advisory Fee...................................       139,138
  Administrative Fee........................................        39,754
  Affiliates................................................         4,176
Accrued Expenses............................................        98,045
Trustees' Deferred Compensation and Retirement Plans........       121,184
                                                              ------------
    Total Liabilities.......................................       603,654
                                                              ------------
NET ASSETS..................................................  $235,529,256
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................        96,830
Paid in Surplus.............................................   143,433,980
Net Unrealized Appreciation.................................    15,223,488
Accumulated Net Realized Gain...............................     1,339,662
Accumulated Undistributed Net Investment Income.............       435,296
                                                              ------------
    Net Assets Applicable to Common Shares..................   160,529,256
                                                              ------------
NET ASSETS..................................................  $235,529,256
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($160,529,256 divided by
  9,682,997 shares outstanding).............................  $      16.58
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $14,065,284
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,606,644
Administrative Fee..........................................      459,042
Preferred Share Maintenance.................................      199,009
Trustees' Fees and Related Expenses.........................       24,236
Custody.....................................................       15,064
Legal.......................................................       11,085
Other.......................................................      145,688
                                                              -----------
    Total Expenses..........................................    2,460,768
    Less Credits Earned on Cash Balances....................          882
                                                              -----------
    Net Expenses............................................    2,459,886
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,605,398
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,538,717
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,725,029
  End of the Period.........................................   15,223,488
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,498,459
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 8,037,176
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,642,574
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $ 11,605,398        $ 11,619,011
Net Realized Gain/Loss.............................       1,538,717            (199,058)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       6,498,459         (18,202,739)
                                                       ------------        ------------
Change in Net Assets from Operations...............      19,642,574          (6,782,786)
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................      (9,120,944)         (9,570,332)
  Preferred Shares.................................      (2,747,249)         (2,058,702)
                                                       ------------        ------------
                                                        (11,868,193)        (11,629,034)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares....................................             -0-          (1,921,647)
  Preferred Shares.................................             -0-            (473,423)
                                                       ------------        ------------
                                                                -0-          (2,395,070)
                                                       ------------        ------------
Total Distributions................................     (11,868,193)        (14,024,104)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       7,774,381         (20,806,890)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................             -0-             637,809
                                                       ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............       7,774,381         (20,169,081)
NET ASSETS:
Beginning of the Period............................     227,754,875         247,923,956
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $435,296
  and $698,091, respectively)......................    $235,529,256        $227,754,875
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED       TWO MONTHS
                                                           OCTOBER 31,        ENDED
                                                        -----------------    OCT 31,
                                                         2000      1999        1998
                                                        ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).........   $ 15.78   $ 17.93    $  17.85
                                                        -------   -------    --------
  Net Investment Income..............................      1.20      1.20         .20
  Net Realized and Unrealized Gain/Loss..............       .82     (1.90)        .09
                                                        -------   -------    --------
Total from Investment Operations.....................      2.02      (.70)        .29
                                                        -------   -------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders......................       .94       .99         .17
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.........................       .28       .21         .04
  Distributions from and in Excess of Net Realized
    Gain:
    Paid to Common Shareholders......................       -0-       .20         -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.........................       -0-       .05         -0-
                                                        -------   -------    --------
Total Distributions..................................      1.22      1.45         .21
                                                        -------   -------    --------
NET ASSET VALUE, END OF THE PERIOD...................   $ 16.58   $ 15.78    $  17.93
                                                        =======   =======    ========

Market Price Per Share at End of the Period..........   $ 15.00   $ 15.25    $18.4375
Total Investment Return at Market Price (b)..........     4.70%   -11.34%       4.09%*
Total Return at Net Asset Value (c)..................    11.44%    -5.69%       1.37%*
Net Assets at End of the Period (In millions)........   $ 235.5   $ 227.8    $  247.9
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares**....................................     1.62%     1.56%       1.58%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)....................     5.85%     5.78%       5.40%
Portfolio Turnover...................................       20%       24%          2%*
 * Non-Annualized
** Ratio of Expenses to Average Net Assets Including
   Preferred Shares..................................     1.09%     1.07%       1.10%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                                                  SEPTEMBER 27, 1991
                                                                    (COMMENCEMENT
YEAR ENDED AUGUST 31,                                               OF INVESTMENT
---------------------------------------------------------------     OPERATIONS) TO
      1998       1997      1996      1995      1994      1993      AUGUST 31, 1992
------------------------------------------------------------------------------------
     $ 17.08   $  16.28   $ 16.13   $ 15.70   $ 17.45   $ 15.82        $ 14.81
     -------   --------   -------   -------   -------   -------        -------
        1.23       1.26      1.26      1.27      1.28      1.30           1.04
         .85        .90       .23       .52     (1.69)     1.66            .87
     -------   --------   -------   -------   -------   -------        -------
        2.08       2.16      1.49      1.79      (.41)     2.96           1.91
     -------   --------   -------   -------   -------   -------        -------
         .99       1.02      1.05      1.05      1.05       .98            .70
         .24        .25       .29       .31       .23       .21            .20
         .06        .07       -0-       -0-       .05       .11            -0-
         .02        .02       -0-       -0-       .01       .03            -0-
     -------   --------   -------   -------   -------   -------        -------
        1.31       1.36      1.34      1.36      1.34      1.33            .90
     -------   --------   -------   -------   -------   -------        -------
     $ 17.85   $  17.08   $ 16.28   $ 16.13   $ 15.70   $ 17.45        $ 15.82
     =======   ========   =======   =======   =======   =======        =======

     $17.875   $16.8125   $16.125   $ 15.00   $ 15.50   $ 16.75        $15.125
      12.96%     11.45%    14.89%     3.95%     -.90%    18.66%          5.69%*
      10.99%     11.96%     7.60%    10.02%    -3.81%    17.89%         11.80%*
     $ 247.0   $  239.4   $ 231.7   $ 230.2   $ 226.1   $ 243.0        $ 227.2
       1.59%      1.61%     1.64%     1.66%     1.62%     1.58%          1.55%
       5.63%      6.05%     5.95%     6.22%     6.34%     6.70%          6.09%
         21%        17%       10%       16%        7%       26%            93%*
       1.10%      1.10%     1.11%     1.10%     1.10%     1.07%          1.09%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2000, for federal income tax purposes cost of long- and short-term investments is $217,118,378; the aggregate gross unrealized appreciation is $16,099,740 and the aggregate gross unrealized depreciation is $876,252, resulting in net unrealized appreciation on long- and short-term investments of $15,223,488.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended October 31, 2000, the Trust's custody fee was reduced by $882 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000 the Fund recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $25,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2000 and October 31, 1999, paid in surplus related to common shares aggregated $143,433,980.

    Transactions in common shares were as follows:

                                                       YEAR ENDED          YEAR ENDED
                                                    OCTOBER 31, 2000    OCTOBER 31, 1999
Beginning Shares..................................     9,682,997           9,646,008
Shares Issued Through Dividend Reinvestment.......           -0-              36,989
                                                       ---------           ---------
Ending Shares.....................................     9,682,997           9,682,997
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $46,211,956 and $54,276,517, respectively.

5. PREFERRED SHARES

As of October 31, 2000, the Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on October 31, 2000, was 3.500% and for the year then ended rates ranged from 2.875% to 4.399%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen California Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Quality Municipal Trust ("Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Quality Municipal Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA QUALITY
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the selection of independent auditors.

1) With regard to the election of the following trustee by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen........................................  9,040,733            131,186

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer...........................................      2,986                -0-

The other trustees of the Trust whose terms did not expire in 2000 were: David
C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

2) With regard to the selection of Deloitte & Touche LLP to act as the independent auditors for the Trust, 9,000,406 common shares, 2,986 preferred shares voted in favor of the proposal 11,483 shares voted against and 160,030 shares abstained.